UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

                                    FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  October 13, 2009

U.S. PREMIUM BEEF, LLC

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

             333-115164

20-1576986
(Commission File Number)	(I.R.S. Employer Identification No.)

12200 North Ambassador Drive

Kansas City, Missouri
64163
(Address of principal executive offices)	(Zip Code)

               (816) 713-8800

Registrant’s telephone, number, including area code

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items under Sections 1 through 7 are not applicable and therefore omitted.

Item 8.01.  Other Events.

On October 13, 2009, U.S. Premium Beef, LLC issued letters to its unitholders, associated deliverers and patronage notice holders announcing that National Beef, Inc., a recently formed Delaware corporation, filed a registration statement for a public offering of its common stock.  If the offering and certain related transactions are successfully completed following registration with the Securities and Exchange Commission, a portion of the proceeds of the offering will be used by National Beef, Inc. to acquire a minority ownership interest in National Beef Packing Company, LLC (NBP), USPB’s majority owned subsidiary.  Copies of those letters are attached as Exhibit 99.1 and 99.2, respectively.

Item 9.01.  Financial Statements and Exhibits.

(d)        Exhibits.  The following exhibits are filed pursuant to Item 9.01.

99.1     Letter to U.S. Premium Beef, LLC unitholders dated October 13, 2009

99.2     Letter to U.S. Premium Beef, LLC associate deliverers and patronage notice holders dated October 13, 2009

SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

U.S. PREMIUM BEEF, LLC

By: /s/ Steven D. Hunt_______
Steven D. Hunt,
Chief Executive Officer

Dated:  October 14, 2009